EXHIBIT 32.1

Certification by the Chief Executive Officer Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, I, the undersigned Chief Executive Officer of Genzyme Corporation (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HENRI A. TERMEER
Henri A. Termeer
Chief Executive Officer
August 9, 2007